EXHIBIT 4.11

INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

6-1163-WEB-1047

GAC, Inc.
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Subject:           Accommodations for 737 MAX Disruption

This agreement (Agreement) is between GAC, Inc. (Customer) and The Boeing Company (Boeing). Under Purchase Agreement No. 3780 (PA 3780), Customer has committed to purchase one hundred and five (105) Boeing Model 737-8 and thirty (30) Boeing Model 737-10 aircraft (collectively, the Aircraft), and has taken delivery of six (6) of the Aircraft (Grounded Aircraft). The Customer has also taken delivery of one (1) [***] leased Boeing Model 737-8 aircraft (the Grounded Leased Aircraft). Furthermore, Customer has committed to lease [***][***], and the Leased Aircraft).

The grounding of the Boeing Model 737 MAX aircraft by the United States Federal Aviation Administration (FAA) and the Agência Nacional de Aviação Civil (ANAC), including the resulting delivery delay, [***] is causing disruption to Customer’s business (Grounding Disruption). In recognition of Boeing and Customer’s longstanding relationship and Customer’s commitment to Boeing products, Boeing desires to provide the business considerations described herein as final settlement of all matters arising [***] (Disruption Period).

1.               Delivery Restructure Overview and Delivery Guidance

1.1            Customer had ordered [***] Aircraft with contract delivery months from [***] The current status of the Aircraft is enumerated in the Attachment B Delivery Restructure Overview, which also contains a delivery guidance column (Delivery Guidance) which is an estimation of delivery timing following return to service.

1.1.1       [***] of these Aircraft are Grounded Aircraft and have delivered prior to the 737 Max Grounding. Contractual delivery dates for these Aircraft ran [***] [***].

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1.1.2       [***] Implemented Aircraft) are already implemented or built as of the timing of this Agreement. Contractual delivery months for these Aircraft [***]. Boeing will provide Customer with Delivery Guidance for these [***] Implemented Aircraft [***].

1.1.3       [***] Unimplemented Aircraft) have not yet been implemented. These Aircraft have contractual delivery dates months that run from [***]. Boeing is providing the Delivery Guidance shown in Attachment B. [***]

1.1.4       [***] Aircraft are terminated upon execution of this Agreement (Terminated Aircraft) as described in Article 2.6 below. Scheduled delivery months for the Terminated Aircraft were [***].

1.1.5       [***] Aircraft [***] do not have delivery guidance at this time. Contractual delivery dates for the     Aircraft run [***] from [***]. Boeing will provide Delivery Guidance for these [***] [***].

1.1.6       [***] delivered [***] Grounded Leased Aircraft to Customer in [***], prior to the 737 MAX grounding in March 2019.

1.1.7       Customer has committed to take delivery of [***] Leased Aircraft, in addition to the [***] Grounded Leased Aircraft, as described in the opening paragraph Customer agrees [***] [***] Leased Aircraft.

2.               Customer Business Consideration. Boeing offers the business considerations described herein to Customer to fully resolve all claims relating to the Grounding Disruption. These business considerations are offered in consideration of Customer’s continued commitment to the Boeing Model 737 MAX aircraft, [***] (ii) [***] undelivered Leased Aircraft [***] Continued Commitment), and Customer’s compliance with the terms set forth herein. [***].

2.1            [***]

Credit Amount	Credit Type	Payment Timing
[***]	[***]	[***]

2.2            [***]

Credit Amount	Credit Type	Payment Timing
[***]	[***]	[***] [***]
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2.3            [***]

Credit Amount	Credit Type	Payment Timing
[***]	[***]	[***] [***]

2.4            [***] Letter Agreement [***]

[***]	[***]	[***]
[***]	[***]	[***] [***]

2.5            Termination of [***]

Boeing and Customer Agree to Terminate Certain Aircraft	Customer Agrees to take Alternate Lift Obtained from Leasing Market	Delivery Timing [***] Terminated Aircraft
[***]	Customer will lease [***] [***] placed 737 MAX aircraft	Customer and Boeing will have no further obligation related to the [***] Terminated Aircraft.

2.6            Revised Delivery Guidance at Return to Service

Estimated Delivery Schedule	Revised Delivery Guidance
[***] delayed from [***][***] to an estimated schedule of [***]	Delivery Guidance is provided per Attachment B. Such Revised Delivery Schedule Guidance will [***] [***].

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2.7            Major Model Substitution

[***] Major Model Substitutions [***]	To provide Customer Additional Flexibility	Range of Major Model Substitution Rights is [***][***]
Total of [***] Major Model Substitutions

From years [***] with the same substitution ratios and timing as described in the Purchase Agreement but with no more than [***] 737 MAX Aircraft being substituted.

This Major Model Substitution will include any new Boeing aircraft that might replace the 737 MAX family. [***][***]

2.8            Cancellation [***] Delivery Rights in [***]

All [***] Delivery [***] rights are canceled from [***]	Due to Volume of Aircraft being Terminated	Cancellation of [***] Delivery [***] rights [***]
[***]		[***] Delivery [***] rights from [***]

2.9            [***]

2.10         Excusable Delay Termination Rights. [***][***]

2.10.1    Delivery Guidance is unavailable for the [***][***].

2.11         [***]

[***] Article 5.	[***] is revised to:
[***]	[***]

2.12         Escalation. The calculation of the Escalation Adjustment [***][***] due to the Grounding Disruption.

2.13         Advance Payments. The Advance Payment Base Price in the Table 1’s of the Purchase Agreement will be used to calculate the amount of each Advance Payments for the Aircraft. [***]

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2.14         Product Warranty [***]

2.15         Wire Transfers. [***][***]

3.               Sufficient Consideration; Waiver of Claims. Customer agrees that the considerations contained in this Agreement are Customer’s exclusive remedies for the purposes of resolving all issues with respect to the Grounding Disruption [***][***].

4.               Administrative            Supplemental Agreement. Customer and Boeing will execute a supplemental agreement to the Purchase Agreement within ninety (90) days of the execution of this Agreement in order to administratively incorporate the terms of this Agreement.

5.               Duplication of Benefits. The parties agree it is not the intent to provide benefits hereunder that duplicate benefits to be provided in any other agreement between Boeing and Customer

6.               GOVERNING LAW. THIS AGREEMENT WILL BE INTERPRETED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON, U.S.A., EXCEPT THAT THE CONFLICT OF LAWS PROVISIONS UNDER WASHINGTON LAW WILL NOT BE APPLIED FOR THE PURPOSE OF MAKING OTHER LAW APPLICABLE.

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7.               Confidentiality.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping Customer perform its respective obligations under this Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing, in the event of a breach of this clause by Customer, Boeing may rescind the considerations provided under this Agreement and Customer will be obligated to reimburse Boeing for the above accommodations.

Please indicate Customer's acceptance of this Agreement on or before March 20, 2020, after which date this offer will expire.

ACCEPTED AND AGREED TO

GAC, Inc.

By:      [***]

Title    [***]

Date:   _______________________

THE BOEING COMPANY

By:      __________________________

Title:   __________________________

Date:                 , 2020

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8.               Confidentiality.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping Customer perform its respective obligations under this Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing, in the event of a breach of this clause by Customer, Boeing may rescind the considerations provided under this Agreement and Customer will be obligated to reimburse Boeing for the above accommodations.

Please indicate Customer’s acceptance of this Agreement on or before March 20, 2020, after which date this offer will expire.

ACCEPTED AND AGREED TO

GAC, Inc.

By:      __________________________

Title:   __________________________

Date:   __________________________

THE BOEING COMPANY

By:      [***]

Title:   ___________________________

Date:   March 20, 2020

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Attachment A: Wire Transfer Request – Required Information

Correspondent Bank (if applicable)

•       Bank Name:

•       Bank Address:

•       Country:

•       Account Number:

•       Routing Code (SWIFT code if International):

Beneficiary Bank

•       [***]

•       [***]

•       [***]

•       [***]

•       [***]

Final Beneficiary

•       [***]

•       [***]

•       [***]

•       [***]

•       [***]

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Attachment B

Attachment B             Delivery Guidance – Restructure Overview:

Originally Contracted Model	Revised Model	Contract Delivery Dates	Delivery Guidance	Aircraft Defined Group
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

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Attachment B

Originally Contracted Model	Revised Model	Contract Delivery Dates	Delivery Guidance	Aircraft Defined Group
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

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Attachment B

Originally Contracted Model	Revised Model	Contract Delivery Dates	Delivery Guidance	Aircraft Defined Group
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

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Attachment B

Originally Contracted Model	Revised Model	Contract Delivery Dates	Delivery Guidance	Aircraft Defined Group
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

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Attachment B

Originally Contracted Model	Revised Model	Contract Delivery Dates	Delivery Guidance	Aircraft Defined Group
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

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Attachment B

Originally Contracted Model	Revised Model	Contract Delivery Dates	Delivery Guidance	Aircraft Defined Group
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

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